EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I Edwin S. Koenig, Chief Accounting Officer of Monarch Casino & Resort, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.

The Quarterly report on form 10-Q for the period ended September 30, 2016 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Dated: November 8, 2016

By:	/s/ Edwin S. Koenig
Edwin S. Koenig, Chief Accounting Officer